THIRTEENTH AMENDMENT TO REVOLVING
CREDIT AGREEMENT AND ASSIGNMENT

THIS THIRTEENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this “Thirteenth Amendment”) is made as of January 31, 2006, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices previously at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 and now at 1818 Market Street, 9th Floor, Philadelphia, PA 19103 (“Leaf Financial”) and LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 (“Leaf Funding”, and together with Leaf Financial, each a “Debtor” and, collectively, the “Debtors”) and NATIONAL CITY BANK, a national banking association with offices at One South Broad Street, 14th Floor, Philadelphia, Pennsylvania 19107 (“Secured Party”).

BACKGROUND

A. On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the “Credit Agreement”), pursuant to which Secured Party promised from time to time to make loans to Leaf Financial, evidenced by a master note of even date therewith.

B. On April 1, 2003, the Credit Agreement was amended to add Leaf Funding as a debtor pursuant to a Second Amendment to the Credit Agreement of even date therewith. The Credit Agreement has thereafter been amended from time to time.

C. Debtors and Secured Party mutually desire to further amend the Credit Agreement and are entering into this Thirteenth Amendment to set forth their entire understanding and agreement with respect thereto.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Credit Agreement is further amended as follows:

A. Amendment. The Credit Agreement is hereby amended in the following respects effective as of the date hereof:

1. The “Commitment Termination Date” described in Section 1(a) of the Credit Agreement shall occur on March 31, 2006, unless earlier terminated pursuant to the terms of the Credit Agreement.

2. The first sentence of subsection 1(d)(i) of the Credit Agreement is hereby amended and restated as follows:

The interest rate applicable to the Loans will be determined and adjusted using either (A) the “Prime Rate” (as defined below) plus one percent (1%) per annum and interest on such Loans shall be the Prime Rate of the Secured Party announced in Cleveland, Ohio or (B) LIBOR plus two percent (2.00%) per annum.

B. Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Credit Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Credit Agreement.

C. General Provisions.

1.  Except as expressly set forth herein, the Credit Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Credit Agreement to give effect to the provisions hereof.

2.  This Thirteenth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

3.  This Thirteenth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

4.  This Thirteenth Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Thirteenth Amendment bearing the signature of the party so delivering this Thirteenth Amendment. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

5.  This Thirteenth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed and delivered this Thirteenth Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

DEBTORS:

Address for Notices:        LEAF FINANCIAL CORPORATION,
1818 Market Street, 9th Floor         a Delaware corporation
Philadelphia, PA 19103

By: /s/ Miles Herman
      Miles Herman, President

Address for Notices:                 LEAF FUNDING, INC.,
c/o Leaf Financial Corporation             a Delaware corporation
1818 Market Street, 9th Floor
Philadelphia, PA 19103
By:  /s/ Miles Herman
       Miles Herman, Senior Vice President

SECURED PARTY:

NATIONAL CITY BANK,
a national banking association

By:  /s/ Michael J. Labruin
Name: Michael J. Labruin
Title: Senior Vice President